UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2010

Item 1. Report to Stockholders.

THE FUND SEEKS CAPITAL APPRECIATION

SEMI-ANNUAL REPORT

JUNE 30, 2010

Table of Contents

A Message to Our Shareholders	2
Sector Allocation	6
Expense Example	6
Performance Chart and Analysis	8
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Additional Information	24

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2010

Dear Fellow Shareholder:

Performance during the first 2 quarters of 2010 was mixed for the Jordan Opportunity Fund. Through the first half of 2010, the S&P 500® Index was  down -6.65% and the Fund was down -6.54%.*  Despite witnessing a continuation of market advances in the first quarter, the global equity markets suffered sharp losses in the second quarter, after reaching new recovery highs in April.  The reversal in investor sentiment was triggered by the return of contagion fears in the wake of the sovereign debt crisis in Europe, the emerging economic deceleration in China, and the shock of the British Petroleum oil spill disaster.  Several doses of disappointing U.S. economic news also helped to turn investor expectations negative.

The Fund had entered 2010 with a cautious outlook, feeling that investor expectations had become too optimistic in light of the gains of the previous twelve months. Despite exceptionally good corporate profits experienced in the first quarter, stocks had risen 75% from the bear market low the previous year.  We stated that we expected a volatile price environment to occur.  Our aggregate outlook for the year was, and continues to be, positive.  Now that the market has experienced a meaningful correction of the previous year’s gains, we believe that the risk/reward relationship for many stocks is becoming positive again.   We continue to believe that the stock market will experience higher highs later in the year and into 2011, specifically in higher quality and large capitalization stocks.

One specific group that worked well for the Fund during the first half of 2010 is the gold producers.  Stocks such as Kinross Gold (KGC), American Barrick (ABX), and Newmont Mining (NEM) were top contributors for the period.  We remain positive on this group going forward, for gold’s unique position as a store of value we believe should allow its outperformance to continue.  Fiat currencies worldwide will continue to be printed by governments who need to devalue their debt and support asset prices.  Even European leaders may be forced into some form of quantitative easing in coming months, which would help provide needed liquidity to their banks as austerity programs are being implemented.  As additional money is printed to purchase toxic financial securities, gold’s relative value should appreciate because new supplies are much more difficult and expensive to find and produce.

Media and advertising-related stocks were also positive drivers during the first half of 2010, and are now among the Fund’s largest holdings.  Stocks such as Disney (DIS) and Viacom (VIA.B) were both key contributors during the first half of

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2010

2010.  We believe that advertising rates have only begun to rebound from the lows of the past few years, and recent television ad-rate auctions have been better than expected.  The leading media companies all sell below average market multiples, have strong cash flows, and stable dividends.  However, what is most interesting about the media companies are the assets they own.  They have created the content that is becoming more valuable every day.  Technology companies are fighting each other to find new ways to distribute movies, TV shows, sporting events, music, etc. to the consumer.  While many new platforms of distribution are being developed (iPads, smartphones, internet-enabled TV’s, etc), there are only a  few companies that own the content being distributed.  As the scarcity value of this content increases, we expect the creators to benefit through higher prices for content access and greater usage of advertising (especially on mobile devices).  While this trend has only just begun, we have seen increasing evidence in support of this thesis recently, including News Corp’s decision to charge for online news access, Hulu’s subscription service, and rumors of Google developing a payment system for premium online content.

The Fund also had key contributions in the value-oriented retailers and apparel producers.  Some examples of these contributors are Dollar Tree (DLTR), Wal-Mart (WMT) and Family Dollar Stores (FDO).  We believe this theme should benefit greatly from any decelerations in economic growth due to the likelihood of consumers trading down to lower-cost brand names (yet ones that still offer a high value proposition).  Many of these companies are experiencing revenue growth rates in the high-single digits to low-double digits, which could prove resilient even in a weaker economic environment.  In addition, these select retailers’ earnings per share have already met or exceeded the highs from the past few years, while valuation multiples have compressed significantly.

Another dominant theme in the Fund continues to be Agriculture.  Although this theme was somewhat of a drag on performance during the first half of 2010, the trends in agriculture have marginally improved recently, and we continue to be bullish on the long-term fundamentals for grain pricing and related machinery manufacturers.  Despite excellent planting weather, forecasts for the current harvest have been reduced recently, and inventory estimates for corn and soybeans have been reduced several times in the past month due to lower yields and higher demand.  There is also an important catalyst that could occur before the end of the summer: Congress is reportedly discussing a revision to the Biofuels Law and could increase the required amount of ethanol in gasoline from 10 percent to as much as 15 percent (over the course of several years).  This would materially add

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2010

to corn demand in the U.S., potentially by over 10 percent.  Another important development from the past few months is the sharp increase in China’s corn imports from the U.S. (their first large purchase in four years).  Their commitments have reportedly already come close to one million tons of corn, due to drought conditions, low crop yields, and depleted inventories.

As we have recently reduced positions in our healthcare positions, the Fund has slowly increased its weighting in mega cap technology companies such as Apple (AAPL), Microsoft (MSFT) and Google (GOOG). While the outlook for many healthcare companies has become more opaque as governments around the world look to reduce spending, technology companies’ earnings are generally more correlated with economic trends.  Our holdings are in corporations with unique products entering new cycles, which should provide some level of insulation from slower GDP growth.  Also, with valuations at or near 10-year lows in many cases, these companies should be able to better weather potential reductions in earnings guidance in coming months.

Going forward into the second half of 2010, we remain optimistically bullish.  We continue to be concerned about the potential for deflation due to the profound debt burdens of the Western economies, in addition to adverse demographics due to aging populations.  While a lot of the excessive private debt has been restructured, it has been replaced with massive government debt.  The long-term outcome of these imbalances will depend on policy initiatives deployed over the next few years.  For now it appears that we will be moving from an environment of fiscal stimulus to fiscal austerity, but with plenty of monetary “quantitative easing” to attempt to lessen the pain.

While we expect the stock market to recover from its recent decline, we anticipate a significant change in market leadership with a sharp tilt in favor of large capitalization growth stocks, and an underperformance of small capitalization stocks and emerging markets.  We believe that such a rotation will occur due to the deceleration of global economic growth, excessive outperformance by small caps and emerging markets during the last ten years, and very attractive valuation and quality characteristics of large caps.  The Fund’s general strategy is to continue to invest in high-quality growth companies that exhibit strong balance sheets, solid cash flows, and defensible income streams.

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2010

Please feel free to contact us, or visit our website, www.jordanopportunity.com, if you have any comments or questions.

Sincerely,

Gerald R. Jordan
President & Portfolio Manager
Hellman, Jordan Management Co., Inc.

Must be preceded or accompanied by a prospectus.

The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

*Fund performance data quoted represents past performance and is no guarantee of future results.  For additional performance information and related disclosure please refer to the Performance Chart and Analysis section on page 8.

The views in this report were those of the Fund manager as of June 30, 2010 and may not reflect his views on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for Fund holdings as of June 30, 2010.  Current and future portfolio holdings are subject to risk.

JORDAN OPPORTUNITY FUND
SECTOR ALLOCATION
JUNE 30, 2010 (Unaudited)

Sector Allocation	Percent of Net Assets

Consumer Discretionary	23.1%
Health Care	20.2%
Information Technology	16.7%
Materials	11.2%
Consumer Staples	10.4%
Money Market Fund	7.9%
Industrials	7.1%
Investment Company	4.8%
Liabilities in Excess of Other Assets	(1.4)%

Total	100.0%

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

As a shareholder of the Jordan Opportunity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 – June 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory

JORDAN OPPORTUNITY FUND
EXPENSE EXAMPLE (Continued)
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	January 1, 2010 –
	January 1, 2010	June 30, 2010	June 30, 2010*
Actual	$1,000	$ 935	$6.48
Hypothetical (5% return
before expenses)	$1,000	$1,018	$6.76

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.35% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year).

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2010 (Unaudited)

Jordan Opportunity Fund vs. S&P 500® Index

Average Annual Total	Six	One	Five	Ten
Return on 6/30/10	Months	Year	Year	Year
Jordan Opportunity Fund	(6.54)%	9.27%	4.87%	3.31%
S&P 500® Index	(6.65)%	14.43%	(0.79)%	(1.59)%

Cumulative Performance Comparison

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Fund, including reinvestment of dividends and distributions, compared with a broad based securities market index, for the 10 years ended June 30, 2010.  The S&P 500® Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.  One cannot invest directly in an index.

On January 21, 2005, a limited partnership managed by Hellman, Jordan Management Co., Inc., the Fund’s sub-advisor, reorganized into the Fund.  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund’s performance for periods prior to January 2005 is that of the limited partnership.  The limited partnership’s expenses during the periods presented were higher than the Fund’s expense ratio.  The limited partnership was not registered under the

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS (Continued)
JUNE 30, 2010

Investment Company Act of 1940 Act (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

Performance data quoted represents past performance and is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling (800) 441-7013.

The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2010 (Unaudited)

Shares		Value
COMMON STOCKS – 88.7%

Airlines – 1.5%
110,025	Delta Air
	Lines, Inc. (a)	$1,292,794

Beverages – 4.3%
73,280	The Coca-Cola Co.	3,672,794

Biotechnology – 4.2%
32,240	Celgene Corp. (a)	1,638,437
56,520	Gilead
	Sciences, Inc. (a)	1,937,505
		3,575,942
Communications Equipment – 1.8%
70,588	Cisco
	Systems, Inc. (a)	1,504,230

Computers & Peripherals – 1.6%
5,518	Apple, Inc. (a)	1,387,943

Food Products – 6.1%
40,970	General Mills, Inc.	1,455,254
37,850	HJ Heinz Co.	1,635,877
43,590	Kellogg Co.	2,192,577
		5,283,708
Health Care Providers & Services – 4.6%
25,510	Laboratory Corp. of
	America Holdings (a)	1,922,178
29,960	McKesson Corp.	2,012,114
		3,934,292
Internet Software & Services – 8.3%
6,048	Google, Inc. (a)	2,691,057
58,100	NetEase.com,
	Inc. – ADR (a)	1,842,351
21,360	OpenTable, Inc. (a)	885,799
41,740	Sohu.com, Inc. (a)	1,715,097
		7,134,304
Life Sciences Tools & Services – 6.1%
36,010	Life Technologies
	Corp. (a)	1,701,473
45,900	Thermo Fisher
	Scientific, Inc. (a)	2,251,395
21,140	Waters Corp. (a)	1,367,758
		5,320,626
Machinery & Equipment – 5.6%
39,170	Deere & Co.	2,180,986
54,405	Duoyuan
	Global Water,
	Inc. – ADR (a)	957,528
49,370	Pall Corp.	1,696,847
		4,835,361
Media – 11.2%
203,250	News Corp.	2,430,870
45,880	Time Warner, Inc.	1,326,391
71,860	Viacom, Inc. (a)	2,254,248
114,290	Walt Disney Co.	3,600,135
		9,611,644
Metals & Mining – 11.2%
36,980	Agnico-Eagle
	Mines Ltd.	2,247,644
52,620	Barrick Gold Corp.	2,389,474
55,100	Goldcorp, Inc.	2,416,135
42,120	Newmont
	Mining Corp.	2,600,489
		9,653,742
Multiline Retail – 5.1%
59,595	Dollar Tree, Inc. (a)	2,480,940
51,550	Family Dollar
	Stores, Inc.	1,942,919
		4,423,859
Pharmaceuticals – 5.3%
60,310	Abbott Laboratories	2,821,302
36,820	Bristol-Myers
	Squibb Co.	918,291
85,310	VIVUS, Inc. (a)	818,976
		4,558,569
Software – 5.0%
50,580	Changyou.com
	Ltd. – ADR (a)	1,307,999
131,030	Microsoft Corp.	3,015,000
		4,322,999

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
JUNE 30, 2010 (Unaudited)

Shares		Value

Specialty Retail – 1.6%
28,590	O’Reilly
	Automotive, Inc. (a)	$1,359,740

Textiles, Apparel & Luxury Goods – 5.2%
45,650	Carter’s, Inc. (a)	1,198,312
42,850	PhillipsVan
	Heusen Corp.	1,982,670
35,640	Warnaco
	Group, Inc. (a)	1,288,030
		4,469,012
TOTAL COMMON STOCKS
(Cost $77,711,176)		76,341,559

INVESTMENT COMPANY – 3.6%
93,040	iPath® Dow
	Jones-UBS Grains
	Subindex Total
	ReturnSM – ETN	3,142,891
TOTAL INVESTMENT
COMPANY
(Cost $3,457,258)		3,142,891

Contracts
(100 shares per contract)
PUT OPTIONS PURCHASED – 1.2%

Investment Companies – 1.2%
293	iShares Russell 2000
	Index Fund – ETF
	Expiration: July,
	2010, Exercise
	Price: $580.00	275,420
391	iShares Russell 2000
	Index Fund – ETF
	Expiration: July,
	2010, Exercise
	Price: $610.00	748,374
TOTAL PUT OPTIONS
PURCHASED
(Cost $545,392)		1,023,794

Shares
SHORT-TERM INVESTMENT – 7.9%

Money Market Fund – 7.9%
6,765,851	AIM Short-Term
	Treasury Portfolio –
	Institutional Class,
	0.039% (b)	$6,765,851
TOTAL SHORT-TERM
INVESTMENT
(Cost $6,765,851)		6,765,851
TOTAL INVESTMENTS IN
SECURITIES – 101.4%
(Cost $88,479,677)		87,274,095
Liabilities in Excess
of Other Assets – (1.4)%		(1,176,460)
TOTAL NET ASSETS – 100.0%		$86,097,635

(a)	Non-income producing security.
(b)	7-Day Yield as of June 30, 2010.
ADRAmerican Depository Receipt
ETNExchange-Traded Note
ETFExchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2010 (Unaudited)

ASSETS
Investments in securities, at value (cost $88,479,677) (Note 2)	$87,274,095
Receivables:
Dividends and interest	107,232
Investment securities sold	943,417
Fund shares sold	98,418
Prepaid expenses	25,347
Total assets	88,448,509

LIABILITIES
Payables:
Investment securities purchased	1,992,726
Fund shares redeemed	39,363
Due to custodian	194,263
Investment advisory fees	75,061
Administration fees	7,438
Custody fees	4,245
Fund accounting fees	6,429
Transfer agent fees	21,977
Chief Compliance Officer fees	2,376
Other accrued expenses	6,996
Total liabilities	2,350,874

NET ASSETS	$86,097,635

Net asset value, offering price and redemption price per share
($86,097,635/8,491,429 shares outstanding; unlimited
number of shares authorized without par value)	$10.14

COMPONENTS OF NET ASSETS
Paid-in capital	$118,438,821
Accumulated net investment loss	(151,012)
Accumulated net realized loss on investments and options	(30,984,592)
Net unrealized depreciation on investments and options	(1,205,582)
Net assets	$86,097,635

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

INVESTMENT INCOME
Dividends (net of $3,896 foreign withholding tax)	$544,867
Interest	1,412
Total investment income	546,279

EXPENSES (Note 3)
Investment advisory fees	514,619
Transfer agent fees	57,680
Administration fees	41,170
Fund accounting fees	19,683
Registration fees	17,212
Custody fees	11,275
Audit fees	9,053
Reports to shareholders	7,282
Chief Compliance Officer fees	7,088
Miscellaneous expenses	4,955
Trustee fees	3,170
Legal fees	3,022
Insurance expense	1,082
Total expenses	697,291
Net investment loss	(151,012)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain on investments and options	5,442,743
Change in net unrealized depreciation on investments and options	(11,153,948)
Net realized and unrealized loss on investments and options	(5,711,205)
Net decrease in net assets resulting from operations	$(5,862,217)

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30, 2010	December 31,
	(Unaudited)	2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(151,012)	$(371,581)
Net realized gain on investments and options	5,442,743	6,039,688
Change in net unrealized appreciation (depreciation)
on investments and options	(11,153,948)	22,447,538
Net increase (decrease) in net assets
resulting from operations	(5,862,217)	28,115,645
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(25,148)
Net realized gain on investments	—	—
Total Distributions	—	(25,148)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a) (b)	(19,326,888)	15,806,669
Total increase (decrease) in net assets	(25,189,105)	43,897,166
NET ASSETS
Beginning of period/year	111,286,740	67,389,574
End of period/year	$86,097,635	$111,286,740
Accumulated net investment loss	$(151,012)	$—

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	June 30, 2010		Year Ended
	(Unaudited)		December 31, 2009
	Shares	Value	Shares	Value
Shares sold	1,568,968	$16,722,838	4,584,705	$43,915,006
Shares issued in
reinvestment of
distributions	—	—	3,099	22,931
Shares redeemed	(3,338,476)	(36,049,726)	(3,229,209)	(28,131,268)
Net increase (decrease)	(1,769,508)	$(19,326,888)	1,358,595	$15,806,669

(b)	Net of redemption fees of $6,022 and $14,622, respectively.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period/year

	Six Months
	Ended						Period Ended
	June 30, 2010		Year Ended December 31,				December 31,
	(Unaudited)		2009	2008	2007	2006	2005*
Net asset value, beginning
of period/year	$10.85		$7.57	$12.11	$10.43	$10.62	$10.00
INCOME FROM
INVESTMENT
OPERATIONS
Net investment loss	(0.02)		(0.04)	(0.02)	(0.06)	(0.07)	(0.11)
Net realized and unrealized
gain (loss) on investments
and options	(0.69)		3.32	(4.53)	2.75	1.10	1.76
Total from
investment operations	(0.71)		3.28	(4.55)	2.69	1.03	1.65
LESS DISTRIBUTIONS
From net realized gain	—		—	(0.01)	(1.01)	(1.22)	(1.03)
Return of capital	—		— **	—	—	—	—
Total distributions	—		—	(0.01)	(1.01)	(1.22)	(1.03)
Paid-in capital from
redemption fees (Note 2)	—	**	— **	0.02	— **	— **	—
Net asset value, end
of period/year	$10.14		$10.85	$7.57	$12.11	$10.43	$10.62
TOTAL RETURN	(6.54	)%^	43.39%	(37.44)%	25.79%	9.49%	16.53	%^
RATIO/SUPPLEMENTAL
DATA
Net assets, end of
period/year (millions)	$86.1		$111.3	$67.4	$35.3	$22.7	$22.1
Ratio of expenses to
average net assets
Before fees waived and
expenses absorbed	1.35	%+	1.42%	1.47%	2.05%	2.09%	2.15	%+
After fees waived and
expenses absorbed	1.35	%+	1.42%	1.41%	1.54%	2.05%	1.94	%+
Ratio of net investment loss
to average net assets
Before fees waived and
expenses absorbed	(0.29	)%+	(0.44)%	(0.26)%	(0.97)%	(0.70)%	(1.30	)%+
After fees waived and
expenses absorbed	(0.29	)%+	(0.44)%	(0.20)%	(0.46)%	(0.66)%	(1.09	)%+
Portfolio turnover rate	144	%^	336%	352%	189%	304%	384	%^

*	Fund commenced operations on January 21, 2005.
**	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

Jordan Opportunity Fund (the “Fund”) is a series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered  under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  Prior to April 30, 2009 the Fund was a series of Forum Funds.  The Fund commenced operations on January 21, 2005.  Prior to the Fund’s inception date the Fund was organized as a limited partnership managed by Hellman, Jordan Management Co., Inc. (the “Sub-Advisor”).  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.

The investment objective of the Fund is to seek capital appreciation.  The Fund seeks to achieve its objective by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2010 (Unaudited)

on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2010, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2010 (Unaudited)

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$76,341,559	$—	$—	$76,341,559
Investment Company	3,142,891	—	—	3,142,891
Put Options Purchased^	1,023,794	—	—	1,023,794
Short-Term Investment	6,765,851	—	—	6,765,851
Total Investments in Securities	$87,274,095	$—	$—	$87,274,095

^ See Schedule of Investments for industry breakout.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may make substantial use of options, which are derivatives and employ specialized trading techniques such as options trading to increase its exposure to certain selected securities.  The Fund may employ these techniques speculatively to enhance returns and not merely as hedging tools.

Statement of Assets and Liabilities

Fair values of Derivative Instruments as of June 30, 2010:

	Asset Derivatives as		Liability Derivatives as
	of June 30, 2010		of June 30, 2010
Hedging	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts	Investments		None
in securities,
	at Value	$1,023,794		$—
Total		$1,023,794		$—

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2010 (Unaudited)

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2010:

Change in
Unrealized
	Location of	Realized	Appreciation
	Gain (Loss)	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts	Net Realized	$(372,713)	$382,950
and Unrealized
Gain (Loss) on
Investments and
Options

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2009, the Fund had post October losses of $1,787,292.

At December 31, 2009, the Fund had capital loss carryforwards available for federal income tax purposes as follows:

Year of Expiration	Amount
December 31, 2016	$21,619,132
December 31, 2017	$12,270,906

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2010 (Unaudited)

has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid quarterly.  Capital gains on securities, if any, are declared and paid at least on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2010 (Unaudited)

call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
New Accounting Pronouncements.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a)

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2010 (Unaudited)

transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Windowpane Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2010 the Fund incurred $514,619 in advisory fees.

Hellman, Jordan Management Co. is the sub-advisor to the Fund.  The sub-advisory fee, calculated as a percentage of the Fund’s average net assets, is paid by the Advisor.

During the period, the Advisor and Sub-advisor may voluntarily waive their fees to the extent necessary to limit the Fund’s expenses to 2.00%.  Voluntary waivers of fees and expense reimbursements may be reduced or eliminated at anytime.  For the six months ended June 30, 2010, no fees were waived.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the six months ended June 30, 2010, the Fund incurred $41,170 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended June 30, 2010, the Fund was allocated $7,088 of the Trust’s Chief Compliance Officer Fee.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2010 (Unaudited)

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2010, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $125,972,222 and $144,328,478, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended June 30, 2010.

The cost basis of investments for federal income tax purposes at June 30, 2010 was as follows:

Cost of investments	$89,134,230
Gross unrealized appreciation	3,541,512
Gross unrealized depreciation	(5,401,647)
Net unrealized appreciation	$(1,860,135)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2010 and year ended December 31, 2009 for the Fund was as follows:

	June 30, 2010	December 31, 2009
Distributions paid from:
Ordinary income*	$—	$25,148
Long-term capital gain	—	—
	$—	$25,148

*  Short-term capital gains are considered ordinary income for tax purposes.

As of December 31, 2009, the components of the distributable earning on a tax basis were as follows:

Net unrealized appreciation	$9,293,813
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(35,772,782)
Total accumulated loss	$(26,478,969)

At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax treatment of wash sales.

JORDAN OPPORTUNITY FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 441-7013. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available without charge, upon request, by calling (800) 441-7013 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 441-7013.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 441-7013 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

PRIVACY POLICY

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Semi-Annual Report.

FOR MORE INFORMATION

Investment Adviser
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Jordan Opportunity Fund
c/o U.S. Bancorp Fund
  Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-441-7013
www.jordanopportunity.com

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(800) 441-7013

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Jordan Opportunity Fund
Symbol – JORDX
CUSIP – 742935182

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date     September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date     September 1, 2010

By (Signature and Title)     /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     August 31, 2010

* Print the name and title of each signing officer under his or her signature.